                                                                 Exhibit 99(i)

                                                                 FORM 1 (7/94)
                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION
In re:                                 :
                                                        CASE NO: 97 - 10882
                                       :                CHAPTER 11
CINCINNATI MICROWAVE INC.                               JUDGE: Burton Perlman
        Debtor                         :

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                   CERTIFICATION OF COMPLIANCE WITH OPERATING
                                REQUIREMENTS FOR
                         THE PERIOD ENDED: August, 1997
                                            Month

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

                X       Operating Statement             (Form 2)
               ---
                X       Balance Sheet                   (Form 3)
               ---
                X       Summary of Operations           (Form 4)
               ---
                X       Monthly Cash Statement          (Form 5)
               ---
                X       Statement of Compensation       (Form 6)
               ---
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For chapter 11 Cases IS/IS NOT in
effect; and, (if not, attach written explanation).           --

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases ARE/ARE
NOT current. (if not, attach written explanation).                     ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet, if not true.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

Dated: 9/18/97                  Kurt H. Stump
                                --------------------------
                                Debtor in Possession

                                President & Ceo                 513-247-4206
                                Title                           Phone

                                                                FORM 2 (7/94)

                          AMENDED OPERATING STATEMENT


Debtor :  IN RE: CINCINNATI MICROWAVE, INC.                Case No:  97 - 10882

                        Month Ending :   August 31, 1997

                                                                      TOTAL
                                               CURRENT MONTH       SINCE FILING

Total Revenue / Sales                         $        8,726      $    3,782,334
Cost of Sale                                  $       75,461      $    3,200,215
                                              --------------      --------------
Gross Profit                                  $      (66,735)     $      582,119

Expenses:
Officer Compensation                          $       15,013      $      908,169
Employee Salaries                             $       34,810      $      845,245
Benefits & Pensions                           $            0      $            0
Payroll Taxes                                 $            0      $            0
Other Taxes                                   $       10,000      $       45,480
Rent & Lease Expense                          $            0      $        7,756
Interest Expense                              $       10,951      $       69,466
Insurance                                     $            0      $            0
Auto & Truck Expenses                         $            0      $          530
Utilities                                     $       36,360      $      245,833
Depreciation                                  $            0      $      188,376
Travel & Entertainment                        $          156      $        2,925
Repairs & Maintenance                         $       10,752      $       17,938
Advertising                                   $            0      $      101,387
Supplies, Office Expense                      $        4,737      $       12,396
Other :  Relocation & Other                   $            0      $      (20,146)
TOTAL EXPENSES                                $      122,779      $    2,425,355

NET OPERATING PROFIT / (LOSS)                 $     (189,514)     $   (1,843,236)

Add:  Non-Business Income:
      Interest Income                         $            0      $            0
      Other Income                            $      254,071      $      415,782
Less: Non-Business Expenses:
      Professional Fees                       $      119,337      $      953,787
      Other                                   $            0      $        1,442
TOTAL NON-BUSINESS PROFIT / (LOSS)            $      134,734      $     (539,447)

NET INCOME / (LOSS)                           $      (54,780)     $   (2,382,683)

                                                                  FORM 3 (7/94)
                                 BALANCE  SHEET

Debtor : CINCINNATI MICROWAVE, INC.                        Case No:  97 - 10882

                        Month Ending :  August 31, 1997

ASSETS                                    CURRENT MONTH      PRIOR MONTH         AT FILING
Cash:                                    $   3,259,397      $   3,476,943      $     724,343
Inventory:                               $     841,266      $     875,140      $   5,643,874
Accts Rec.:                              $   5,437,097 *    $     902,438      $   1,819,744
Insider Receivables:                     $           0      $           0      $           0
Land & Buildings:                        $           0      $   4,900,000      $  12,492,980
Furn., Fixtures & Equip:                 $           0      $           0      $  25,373,681
Accumulated Depreciation:                $           0      $           0      $ (29,118,554)
Other:                                   $     201,028      $     111,533      $   1,120,823
                                         -------------      -------------      -------------
TOTAL ASSETS:                            $   9,738,788      $  10,266,054      $  18,056,891

TOTAL LIABILITIES:
Post Petition Liabilities:
Accts. Payable:                          $      92,124      $      97,266      $           0
Wages & Salaries:                        $     109,750      $     109,750      $           0
Taxes Payable:                           $           0      $           0      $           0
Other:  Accruals:                        $     664,641      $     600,000      $           0
                                         -------------      -------------      -------------

TOTAL POST-PETITION LIAB.                $     866,515      $     807,016      $           0

Secured Liabilities:
Subject to Post-Petition                 $           0      $           0      $   3,794,500
Coll. or Financing Order                 $           0      $           0      $           0
All Other Secured Liab.                  $           0      $           0      $           0
                                         -------------      -------------      -------------

TOTAL SECURED LIAB.                      $           0      $           0      $   3,794,500

PRE-PETITION LIABILITIES:
Taxes & Other Pri. Liab.                 $   1,571,817      $   1,813,861      $   1,539,168
Unsecured Liabilities:                   $   9,934,305      $   9,950,640      $  10,630,261
Other: Accruals & Estimates              $   4,835,289      $   5,109,225      $   6,237,879
                                         -------------      -------------      -------------

TOTAL PRE-PETITION LIAB.                 $  16,341,411      $  16,873,727      $  18,407,308

EQUITY:
Owners' Capital:                         $  10,937,861      $  10,937,861      $  10,937,861
Retained Earnings-PrePet.                $ (15,082,778)     $ (15,082,778)     $ (15,082,778)
Retained Earnings-PostPet.               $  (3,324,221)     $  (3,269,772)     $           0
                                         -------------      -------------      -------------
TOTAL EQUITY                             $  (7,469,138)     $  (7,414,689)     $  (4,144,917)

TOTAL LIAB. & EQUITY                     $   9,738,788      $  10,266,054      $  18,056,891

     * -- $100,000 of Restricted Cash (escrow for building sale) and $4.8 million of Accounts Receivable relating to the sale of CMI's land and building to Home Depot was reclassified from Land and Buildings due to a signed sales agreement with Home Depot awaiting approval through the Bankruptcy Court.

                      IN RE:  CINCINNATI  MICROWAVE,  INC.

     Case No:    97 - 10882

     SCHEDULE ATTACHED TO:


                            BALANCE SHEET  (FORM  3)


                                August 31, 1997


                 STATEMENT OF RETAINED EARNINGS - POST PETITION



Retained Earnings - July 31, 1997               $    (3,269,772)
                                                ===============

Plus: Current Earnings - Month of August        $       (54,780)
Less: Prior Period Adjustment                   $            332
                                                ----------------
Retained Earnings - August 31, 1997             $    (3,324,220)
                                                ===============

                                                                  FORM 4 (7/94)


                             SUMMARY OF OPERATIONS

Debtor :  CIN.  MICROWAVE Period Ended:  August 31, 1997 Case No: 97 - 10882

                             TAXES PAYABLE SCHEDULE

                            Beginning        Accrued /        Payment /         Ending
                             Balance         Withheld         Deposit          Balance
                          -------------    -----------     --------------    ------------
Income Taxes
Federal:                  $       0.00    $  80,062.49     $  (77,079.76)    $   2,982.73
State:                    $       0.00    $  12,475.21     $  (12,019.82)    $     455.39
Local:                    $     (40.00)   $       0.00     $       40.00     $       0.00
FICA Withheld:            $   2,825.56    $   5,757.82     $   (5,332.43)    $   3,250.95
Employers FICA            $   2,825.58    $   5,757.82     $   (5,332.44)    $   3,250.96
Unemployment Tax
Federal:                  $   1,355.95    $       0.00     $      (44.09)    $   1,311.86
State:                    $     433.98    $      24.12     $      (10.43)    $     447.67
Sales, Use & Excise
Sales Tax:                $  (2,147.92)   $     393.90     $        0.00     $  (1,754.02)
Real Estate Tax:          $  92,737.00    $  10,000.00     $        0.00     $ 102,737.00
Property Taxes:           $ 594,857.33    $       0.00     $        0.00     $ 594,857.33
Use Tax:                  $    (675.00)   $       0.00     $        0.00     $    (675.00)
Other:  Worker's, etc.    $   5,454.06    $   1,449.09     $   (6,855.16)    $      47.99
TOTALS:                   $ 697,626.54    $ 115,920.45     $ (106,634.13)    $ 706,912.86



                          AGING OF ACCOUNTS RECEIVABLE
                       AND POST PETITION ACCOUNTS PAYABLE

Age in Days            0-30           30-60          Over 60
Post Petition
Accts. Payable    $     92,124    $          0    $          0
Accts. Rec.       $  4,986,170    $    124,899    $    326,028

     FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM IT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NON-PAYMENT OF THE ACCOUNT.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

                                                                 Form  6  (7/94)

                       MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in
possession.   Attach additional pages if necessary.


Name:  CARROLL J. HALVA                    Capacity:  ___  Principal
                                                       X   Officer
                                                      ---
                                                      ___  Director
                                                      ___  Insider

Detailed Description of Duties:  Daily work activities of Vice President
                                 - Manufacturing


CURRENT COMPENSATION PAID:                WEEKLY        or         MONTHLY
                                                                    $3,629

CURRENT BENEFITS RECEIVED:                WEEKLY        or         MONTHLY

     Health Insurance                   __________               ___________
     Life Insurance                     __________               ___________
     Retirement                         __________               ___________
     Company Vehicle                    __________               ___________
     Entertainment                      __________               ___________
     Travel                             __________               ___________
     Other Benefits                     __________               ___________

CURRENT TOTAL:
                                          WEEKLY        or         MONTHLY
                                            $0                      $3,629

Date:  9/18/97                                     Kurt H. Stump
                                        -------------------------------------
                                        Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                       MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in
possession.   Attach additional pages if necessary.

Name:  KURT H. STUMP                       Capacity:  ___  Principal
                                                       X   Officer
                                                      ---
                                                       X   Director
                                                      ---
                                                      ___  Insider


Detailed Description of Duties:  Daily work activities of Chief Financial
                                 Officer, Director, and Treasurer

CURRENT COMPENSATION PAID:                WEEKLY        or         MONTHLY
                                                                   $10,385

CURRENT BENEFITS RECEIVED:                WEEKLY        or         MONTHLY
     Health Insurance                                               $1,000
     Life Insurance                     _________                ___________
     Retirement                         _________                ___________
     Company Vehicle                    _________                ___________
     Entertainment                      _________                ___________
     Travel                             _________                ___________
     Other Benefits                     _________                ___________

CURRENT TOTAL:
                                          WEEKLY        or         MONTHLY
                                             $0                    $11,385

Date: 9/18/97                                      Kurt H. Stump
                                        -------------------------------------
                                        Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                       MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in
possession.   Attach additional pages if necessary.

Name:  ERIKA WILLIAMS                   Capacity: ___  Principal
                                                  ___  Officer
                                                   X   Director
                                                  ---
                                                  ___  Insider


Detailed Description of Duties:        Member of Board of Directors
                                                  July


CURRENT COMPENSATION PAID:               WEEKLY        or         MONTHLY
      DIRECTOR'S FEES                                              $3,000

CURRENT BENEFITS RECEIVED:               WEEKLY        or         MONTHLY
     Health Insurance                  _________                ___________
     Life Insurance                    _________                ___________
     Retirement                        _________                ___________
     Company Vehicle                   _________                ___________
     Entertainment                     _________                ___________
     Travel                            _________                ___________
     Other Benefits                    _________                ___________

CURRENT TOTAL:
                                         WEEKLY        or         MONTHLY
                                           $0                      $3,000


Date: 9/18/97                                      Kurt H. Stump
                                        -------------------------------------
                                        Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                       MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in
possession.   Attach additional pages if necessary.


Name:  TED SPRINGSTEAD                       Capacity:  ___  Principal
                                                        ___  Officer
                                                         X   Director
                                                        ---
                                                        ___  Insider


Detailed Description of Duties:        Member of Board of Directors
                                             July & August

CURRENT COMPENSATION PAID:               WEEKLY        or         MONTHLY
    DIRECTOR'S FEES                                                $6,000

CURRENT BENEFITS RECEIVED:               WEEKLY        or         MONTHLY
    Health Insurance                   __________               ___________
    Life Insurance                     __________               ___________
    Retirement                         __________               ___________
    Company Vehicle                    __________               ___________
    Entertainment                      __________               ___________
    Travel                             __________               ___________
    Other Benefits:  Meeting Fee       __________               ___________

CURRENT TOTAL:
                                         WEEKLY         or        MONTHLY
                                             $0                    $6,000

Date: 9/18/97                                      Kurt H. Stump
                                        -------------------------------------
                                        Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                       MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in
possession.   Attach additional pages if necessary.


Name:  GILBERT WACHSMAN                        Capacity:  ___  Principal
                                                          ___  Officer
                                                           X   Director
                                                          ---
                                                          ___  Insider


Detailed Description of Duties:        Member of Board of Directors
                                                July & Aug

CURRENT COMPENSATION PAID:               WEEKLY        or         MONTHLY
     DIRECTOR'S FEES                                               $6,000

CURRENT BENEFITS RECEIVED:               WEEKLY        or         MONTHLY
     Health Insurance                  __________               ___________
     Life Insurance                    __________               ___________
     Retirement                        __________               ___________
     Company Vehicle                   __________               ___________
     Entertainment                     __________               ___________
     Travel                            __________               ___________
     Other Benefits:  Meeting Fee      __________               ___________

CURRENT TOTAL:
                                         WEEKLY         or        MONTHLY
                                           $0                      $6,000

Date: 9/18/97                                      Kurt H. Stump
                                        -------------------------------------
                                        Principal, Officer, Director, Insider